Exhibit 24.1

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director and Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and officer of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint DAVID P. RADLOFF, the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of April, 2011.

/s/ Wayne M. Fortun
Wayne M. Fortun

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Officer

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint WAYNE M. FORTUN, the undersigned’s true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 20th day of April, 2011.

/s/ David P. Radloff
David P. Radloff

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint WAYNE M. FORTUN and DAVID P. RADLOFF, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 19th day of April, 2011.

/s/ Martha Goldberg Aronson
Martha Goldberg Aronson

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint WAYNE M. FORTUN and DAVID P. RADLOFF, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of April, 2011.

/s/ Mark A. Augusti
Mark A. Augusti

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint WAYNE M. FORTUN and DAVID P. RADLOFF, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of April, 2011.

/s/ Jeffrey W. Green
Jeffrey W. Green

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint WAYNE M. FORTUN and DAVID P. RADLOFF, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of April, 2011.

/s/ G. D. Henley
Gary D. Henley

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint WAYNE M. FORTUN and DAVID P. RADLOFF, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of April, 2011.

/s/ Russell Huffer
Russell Huffer

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint WAYNE M. FORTUN and DAVID P. RADLOFF, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 20th day of April, 2011.

/s/ William T. Monahan
William T. Monahan

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of HUTCHINSON TECHNOLOGY INCORPORATED, a Minnesota corporation, does hereby make, constitute and appoint WAYNE M. FORTUN and DAVID P. RADLOFF, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of debt securities of said Company, including, without limitation, unsecured debentures, notes or other unsecured debt obligations of said Company, which, when issued, may rank on a parity with or be subordinated to all other unsecured and unsubordinated indebtedness of said Company, and warrants exercisable for such debt securities; common stock of said Company and warrants exercisable for such common stock; and such other debt or equity securities as are deemed necessary or desirable for creation, issue and sale for inclusion in said Registration Statement or Registration Statements by an officer of said Company, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 18th day of April, 2011.

/s/ Thomas R. VerHage
Thomas R. VerHage